American Funds Insurance Series® Growth Fund Summary Prospectus Supplement January 1, 2019 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark L. Casey	1 year	Partner – Capital International Investors
Michael T. Kerr	13 years	Partner – Capital International Investors
Anne-Marie Peterson	1 year	Partner – Capital World Investors
Andraz Razen	5 years	Partner – Capital World Investors
Alan J. Wilson	4 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-063-0119O CGD/8024-S69975